                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 26, 2004

                            FLEMING COMPANIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Oklahoma                      1-8140                   48-0222760
-----------------------------        ------------           -------------------
(State or Other Jurisdiction         (Commission              (IRS Employer
      of Incorporation)              File Number)           Identification No.)


   15150 Preston Road, Dallas, Texas                              75248
----------------------------------------                        ----------
(Address of Principal Executive Offices)                        (Zip code)

Registrant's telephone number, including area code: (972) 720-2000

                 1945 Lakepointe Drive, Lewisville, Texas 75057
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On July 27, 2004, Fleming Companies, Inc. ("Fleming") issued a press release announcing that, on July 26, 2004, the United States Bankruptcy Court for the District of Delaware had confirmed the Third Amended and Revised Joint Plan of Reorganization of Fleming and its filing subsidiaries (collectively, the "Debtors") filed jointly by the Debtors and their Official Committee of Unsecured Creditors. The press release is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not applicable

(b)      Pro forma financial information.

         Not applicable

(c)      Exhibits.

         99.1     Press Release dated July 26, 2004.


                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          FLEMING COMPANIES, INC.


Date: July 27, 2004                       By: /s/ Rebecca A. Roof
                                              -------------------------------
                                              Rebecca A. Roof
                                              Interim Chief Financial Officer



                                       3
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                                  EXHIBIT INDEX

Exhibit Number                   Description
--------------        ----------------------------------
99.1                  Press Release dated July 26, 2004.